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                                                                      Exhibit 21
                  Subsdiaries of Milestone Properties, Inc.

         Subsidiary                                       State of Incorporation

Milestone Asset Management, Inc.                                    Delaware
Milestone Property Management, Inc.                                 Delaware
Centaur Leasing Company, Inc.                                       Delaware
Minotaur Mortgage Company of Deland, Inc.                           Delaware
Minotaur Mortgage Company of Rochester, Inc.                        Delaware
Minotaur Mortgage Company of Pascagoula, Inc.                       Delaware
Minotaur Mortgage Company of Janesville, Inc.                       Delaware
Minotaur Mortgage Company of Marietta, Inc.                         Delaware
Minotaur Mortgage Company of Marion, Inc.                           Delaware
Minotaur Mortgage Company of Mt. Pleasant, Inc.                     Delaware
Minotaur Mortgage Company of North Canton, Inc.                     Delaware
Minotaur Mortgage Company of Owensboro, Inc.                        Delaware
Minotaur Mortgage Company of Quincy, Inc.                           Delaware
Minotaur Mortgage Company of Natchez, Inc.                          Delaware
Minotaur Mortgage Company of Streetsboro, Inc.                      Delaware
Minotaur Mortgage Company of Southington, Inc.                      Delaware
Minotaur Mortgage Company of Dubois, Inc.                           Delaware
Minotaur Mortgage Company of Franklin, Inc.                         Delaware
Minotaur Mortgage Company of Clarksville, Inc.                      Delaware
Minotaur Mortgage Company of Roanoke, Inc.                          Delaware
Minotaur Mortgage Company of Paris, Inc.                            Delaware
Minotaur Mortgage Company of Chili, Inc.                            Delaware
Minotaur Mortgage Company of South Williamson, Inc.                 Delaware
Minotaur Mortgage Company of Savannah, Inc.                         Delaware
Minotaur Mortgage Company of Danville, Inc.                         Delaware
Minotaur Mortgage Company of Vestivia Hills, Inc.                   Delaware
Minotaur Mortgage Company of Montgomery, Inc.                       Delaware
Minotaur Mortgage Company of Southwick, Inc.                        Delaware
Minotaur Mortgage Company of Walpole, Inc.                          Delaware
Minotaur Mortgage Company of Baton Rouge, Inc.                      Delaware
Minotaur Mortgage Company of Palatka, Inc.                          Delaware
Minotaur Mortgage Company of Prattville, Inc.                       Delaware
Minotaur Mortgage Company of Columbus, Inc.                         Delaware
Minotaur Mortgage Company of Hamilton, Inc.                         Delaware